                                                                      Exhibit 21

                        W. R. GRACE & CO. SUBSIDIARY LIST

     Attached is a list of subsidiaries of W. R. Grace & Co. ("Grace") at December 31, 1997.

     U.S. Subsidiaries (including those in Puerto Rico and the Virgin Islands) are listed alphabetically indicating the state of incorporation, ownership (by whom) and any notes that may pertain to the subsidiary. W. R. Grace & Co.-Conn. ("Grace-Conn") is the sole owner of the stock of each subsidiary listed unless otherwise noted or indicated by an "A," which means that the subsidiary is owned either (1) jointly by Grace-Conn. and one or more of its U.S. or non-U.S. wholly owned subsidiaries or (2) solely by one or more of those subsidiaries.

     Non-U.S. Subsidiaries are listed by country and also indicate the ownership (percentage and by whom) and any notes that may pertain to the subsidiary.

     Also attached is a list of partnerships/joint ventures in which Grace-Conn. and/or one or more of its subsidiaries is a partner and a list of investments (at least 20% but not more than 50%) held by W. R. Grace & Co. or Grace-Conn. and/or one or more of its subsidiaries.

                                                                       12/31/97

                    W. R. GRACE & CO., a Delaware corporation
                                U.S. SUBSIDIARIES

                                                                   STATE OF
                     SUBSIDIARY NAME                             INCORPORATION             OWNERSHIP          NOTES
---------------------------------------------------------- -------------------------  -------------------- ------------
A-1 Bit & Tool Co., Inc.                                   De                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Alewife Boston Ltd.                                        MA                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Alewife Land Corporation                                   MA                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Amicon, Inc.                                               DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
CCHP, Inc.                                                 DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Circe Biomedical, Inc.                                     DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Coalgrace, Inc.                                            DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Coalgrace II, Inc.                                         DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Construction Products Dubai, Inc.                          DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Creative Food 'N Fun Company                               DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Cryovac, Inc.                                              DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Cryovac International holdings, Inc.                       DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Cryovac Poland Holdings, Inc.                              DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Darex Puerto Rico, Inc                                     DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Del Taco Restaurants, Inc.                                 DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Dewey and Almy Company                                     MA
---------------------------------------------------------- -------------------------  -------------------- ------------
Ecarg, Inc.                                                NJ
---------------------------------------------------------- -------------------------  -------------------- ------------
E & C Liquidating Corp.                                    DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Five Alewife Boston Ltd.                                   MA                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
GC Holding Inc.                                            DE
---------------------------------------------------------- -------------------------  -------------------- ------------
G C Limited Partners I, Inc.                               DE
---------------------------------------------------------- -------------------------  -------------------- ------------
G C Management, Inc.                                       DE
---------------------------------------------------------- -------------------------  -------------------- ------------
GEC Management Corporation                                 DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
GN Holdings, Inc.                                          DE                                              6
---------------------------------------------------------- -------------------------  -------------------- ------------
GPC Thomasville Corp.                                      DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Gloucester New Communities Company, Inc.                   NJ                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace A-B Inc.                                             DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace A-B II Inc.                                          DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Asia Pacific, Inc.                                   DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Chemicals, Inc.                                      DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Chemical Company of Cuba                             IL                                              5
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Collections, Inc.                                    DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Communications, Inc.                                 DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Culinary Systems, Inc.                               MD
---------------------------------------------------------- -------------------------  -------------------- ------------





---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Drilling Company                                     DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Energy Corporation                                   DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Environmental, Inc.                                  DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Europe, Inc.                                         DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Germany Holdings, Inc.                               DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace H-G Inc.                                             DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace H-G II Inc.                                          DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Hotel Services Corporation                           DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace International Holdings, Inc.                         DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace JVH, Inc.                                            DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Logistics Services, Inc.                             DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Management Services, Inc.                            DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Offshore Company                                     LA                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace PAR Corporation                                      DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Petroleum Libya Incorporated                         DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Specialty Chemicals, Inc.                            DE                                              4
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Tarpon Investors, Inc.                               DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Ventures Corp.                                       DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Grace Washington, Inc.                                     DE
---------------------------------------------------------- -------------------------  -------------------- ------------
W. R. Grace Capital Corporation                            NY                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
W. R. Grace Land Corporation                               NY
---------------------------------------------------------- -------------------------  -------------------- ------------
W. R. Grace & Co.-Conn.                                    CT                                              4
---------------------------------------------------------- -------------------------  -------------------- ------------
Gracoal, Inc.                                              DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Gracoal II, Inc.                                           DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Guanica-Caribe Land Development Corporation                DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Hanover Square Corporation                                 DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Homco International, Inc.                                  DE                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Ichiban Chemical Co., Inc.                                 DE
---------------------------------------------------------- -------------------------  -------------------- ------------
L B Realty, Inc.                                           DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Monolith Enterprises, Incorporated                         DC
---------------------------------------------------------- -------------------------  -------------------- ------------
Monroe Street, Inc.                                        DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Packco Acquisition Corp.                                   DE                                              4
---------------------------------------------------------- -------------------------  -------------------- ------------
Southern Oil, Resin & Fiberglass, Inc.                     FL
---------------------------------------------------------- -------------------------  -------------------- ------------
Water Street Corporation                                   DE
---------------------------------------------------------- -------------------------  -------------------- ------------
Woolwich Sewer Company, Inc.                               NJ                         A
---------------------------------------------------------- -------------------------  -------------------- ------------
Woolwich Water Co., Inc.                                   NJ                         A
---------------------------------------------------------- -------------------------  -------------------- ------------

                              NON-U.S. SUBSIDIARIES

                                                                                              Ownership
                                                                                               % / By
           Country                                  Subsidiary Name                              Whom          Noes
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Argentina                      W. R. Grace Argentina S.A.                                 100 / A
                               WRG Argentina, S.A.                                        100 / A
                               Grace Argentina, S.A.                                      100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Australia                      Grace Australia Pty. Ltd.
                               W. R. Grace Australia Limited                              100 / A
                               Omicron Proprietary Limited                                100 / A
                               Omipac Pty. Ltd.                                           100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Belgium                        Grace N.V.                                                 100 / A
                               Grace Silica N.V.                                          100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Brazil                         Cryovac Brasil Ltda.                                       100 / A
                               Cryovac-Brasil Holding Ltda.                               100 / A
                               Grace Brasil S.A.                                          100 / A
                               PEADCO-Engenharia, Comercio Industria Ltda.                100 / A
                               International Holdings Ltda.                               100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Canada                         GEC Divestment Corporation Ltd.                            100 / A
                               W. R. Grace & Co. of Canada Ltd.                           100
                               W. R. Grace Finance (NRO) Ltd.                             100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Cayman Islands                 Grace China Holdings I, Inc.                               100
                               Grace Davison China, Inc.                                  100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Chile                          Grace Quimica Compania Limitada                            100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Colombia                       Grace Colombia, S.A.                                       100 / A
                               W R G Colombia S.A.                                        100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Cuba                           Envases Industriales y Comerciales, S.A.                   100               5
                               Papelera Camagueyana, S.A.                                 100               5
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Czech Republic                 Grace Spol. s r.o.                                         100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Denmark                        W. R. Grace A/S                                            100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Finland                        W. R. Grace Oy                                             100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
France                         Grace S.A.                                                 100
                               W. R. Grace SAS                                            100/A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Germany                        A-1 Bit & Tool Co. G.m.b.H.                                100
                               Chomerics G.m.b.H.                                         100 / A
                               Cryovac Verpackungen GmbH                                  100               7
                               EAP Akustic GmbH                                           100 / A
                               Emerson & Cuming G.m.b.H.                                  100 / A           1
                               Grace Darex GmbH                                           100
                               Grace G.m.b.H.                                             100 / A
                               Grace Multiflex GmbH                                       100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Greece                         Grace Hellas E.P.E.                                        100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Guatemala                      Grace Central America, S.A.                                100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Hong Kong                      Cryovac Hong Kong Limited                                  100 / A
                               Cryovac Systems (Hong Kong) Limited                        100 / A           1
                               W. R. Grace Southeast Asia Holdings Limited                100
                               W. R. Grace (Hong Kong) Limited                            100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Hungary                        Grace kft.                                                 100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
India                          W. R. Grace & Co. (India) Private Limited                  100
                               Cryovac India Private Limited                              100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Indonesia                      P. T. Grace Specialty Chemicals Indonesia                  100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------



-----------------------------  ---------------------------------------------------------- ----------------- -----------
Ireland                        Amicon Ireland Limited                                     100 / A
                               W. R. Grace (Ireland) Ltd.                                 100 / A
                               Trans-Meridian Insurance (Dublin) Ltd.                     100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Italy                          Grace Italiana S.p.A.                                      100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Japan                          Cryovac Japan K. K.                                        100/A
                               Grace Japan Kabushiki Kaisha                               100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Korea                          Grace Korea Inc.                                           100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Malaysia                       W. R. Grace (Malaysia) Sendiran Berhad                     100 / A
                               W. R. Grace Packaging (Malaysia) Sdn. Bhd.                 100
                               W. R. Grace Specialty Chemicals (Malaysia)                 100
                               Sdn. Bhd.
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Mexico                         Invertol S. A. de C. V.                                    100 / A
                               Grace Container, S. A. de C. V.                            100 / A
                               Grace Holdings, S. A. de C. V.                             100
                               Grace Mexico, S. A. de C. V.                               100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Netherlands                    Amicon B.V.                                                100
                               Denac Nederland B.V.                                       100 / A
                               Grace B.V.                                                 100
                               Storm van Bentem & Kluyver B.V.                            100 / A
                               W. R. Grace B.V.                                           100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Netherlands Antilles           W. R. Grace N.V.                                           100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
New Zealand                    W. R. Grace (N.Z.) Limited                                 100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Norway                         W. R. Grace A/S                                            100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
People's Republic of           Grace China Ltd.                                           100
China
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Philippines                    W. R. Grace (Philippines) Inc.                             100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Poland                         W. R. Grace Sp. z.O.O.                                     100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Portgual                       Grace Portuguesa (Productos Quimicos e                     100
                                  Plsticos) Ltda.
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Russia                         W. R. Grace LLC                                            100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Singapore                      W. R. Grace (Singapore) Private Limited                    100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
South Africa                   Cryovac Africa (Pty) Ltd.                                  100 / A
                               W. R. Grace Africa (Pty.) Limited                          100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Spain                          Grace, S.A.                                                100
                               Teroson Espanola, S.L.                                     100 / A           3
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Sweden                         Cryovac Sweden AB                                          100
                               Grace AB                                                   100               3
                               Grace Sweden AB                                            100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Switzerland                    Grace A.G.                                                 100 / A
                               Syncrete S.A.                                              100               1
                               Neue Transvac Maschinen A.G.                               99.99%
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Taiwan                         W. R. Grace Taiwan Inc.                                    100 / A
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Thailand                       W. R. Grace (Thailand) Ltd.                                100 / A           3
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Turkey                         Grace TLS                                                  100 / A           1
-----------------------------  ---------------------------------------------------------- ----------------- -----------


-----------------------------  ---------------------------------------------------------- ----------------- -----------
United Kingdom                 A.A. Consultancy & Cleaning Company Limited                100 / A           3
                               Cormix Limited                                             100 / A           3
                               Borndear 1 Limited                                         100 / A           3
                               Borndear 2 Limited                                         100 / A           3
                               Cryovac UK Limited                                         100
                               Darex UK Limited                                           100
                               Chasmbridge Limited                                        100
                               Grace Construction Products Ltd.                           100 / A
                               Servicised Ltd.                                            100 / A           3
                               W. R. Grace Limited                                        100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Uruguay                        W. R. Grace Uruguay S.A.                                   100
-----------------------------  ---------------------------------------------------------- ----------------- -----------
Venezuela                      Cryovac de Venezuela, S.A.                                 100 / A
                               Grace Venezuela, S.A.                                      100 / A
                               Inversiones GSC, S.A.                                      100               1
-----------------------------  ---------------------------------------------------------- ----------------- -----------


                             U.S. AND NON-U.S. NOTES

1      In liquidation

2      Inactive

3      Dormant, assets sold

4      Owned by W. R. Grace & Co.

5      Assets and business expropriated by Cuban Government

6      Owned 95% by W. R. Grace & Co.-Conn.

7      Owned by W. R. Grace & Co.-Conn., as majority shareholder, and
       W. R. Grace & Co., as minority shareholder.

                          PARTNERSHIPS & JOINT VENTURES

A/O Grace Kaustik
     a Joint stock company, 46% owned by Grace Italiana S.p.A., 5% owned by W.
     R. Grace Ltd., 49% owned by A/O Kaustik

A/O Grace Kriz
     a Russia joint venture, owned 20% by Grace S.A., 31% by W. R. Grace Limited and 49% by A/O Kriz

Axial Basin Ranch Company
     a Delaware partnership, owned 50% by Grace A-B Inc., 50% Grace A-B II
     Inc.

Carbon Dioxide Slurry Systems L.P.
      a Delaware partnership, owned 50% by W. R. Grace & Co.-Conn.

Cormix Middle East LLC
     a Dubai LLC, owned 49% by Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Cross Country Staffing
     a Delaware general partnership, owned 64% by CCHP, Inc. and 36% by MRA Staffing Systems, Inc.

Dearborn I.E.I. Ltd.
     an India joint venture, owned 51% by W. R. Grace & Co.-Conn. and 49% by Ion Exchange India

Emirates Chemicals LLC
     a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

G C Associates
     a Delaware general partnership, the partners of which are W. R. Grace & Co.-Conn., GC Holding, Inc., G C Management, Inc. and G C Ventures

G C Ventures
     a Delaware general partnership, the partners of which are G C Limited Partners I, Inc. and W.R. Grace & Co.-Conn.

Grace Offshore Turnkey
     a Texas partnership, owned 50% by Grace Offshore Company

Grace Yapi Kimyasallari Sanayi ve Ticaret A.S.
     a Turkish joint venture, owned 50% by Construction Products Dubai, Inc. and 50% by Sezai Turkes Feyzi Akkaya Holding A.S.

Grace Packaging Gaoming Co. Ltd.
     a China joint venture, owned 77.89% by Grace China Holdings I, Inc. and 22.11% by Sanzhou Economic Development General Company

Hayden-Gulch West Coal Company
     a Delaware partnership, owned 50% by Grace H-G Inc., 50% by Grace H-G II, Inc.

H-G Coal Company
     a Delaware partnership, owned 50% by Coalgrace, Inc., 50% by Coalgrace II, Inc.

Metreon
     an Ohio joint venture/partnership, owned 50% by Grace JVH, Inc., 50% by Englehard MC, Inc.

Parade & Omicron Sdn Bhd
     a Malaysia Joint Venture, owned 51% by Omipac Proprietary Ltd. and 49% by Parade Industries Pte. Ltd.

Paramont Coal Company
     a Virginia partnership, owned 50% by Grace PAR Corporation

                                   INVESTMENTS
                (holdings of at least 20% but not more than 50%)

               Company Name                            Jurisdiction                Ownership Percent          Notes
-------------------------------------------  -------------------------------- ---------------------------- ------------
Arral & Partners                             British Virgin Islands                                  25.8%

-------------------------------------------  -------------------------------- ---------------------------- ------------
Asian Food Investment Limited                British Virgin Islands                                    40%
-------------------------------------------  -------------------------------- ---------------------------- ------------
Colowyo Coal Company L.P.                    Delaware                                                      1
-------------------------------------------  -------------------------------- ---------------------------- ------------
Denka Grace K.K.                             Japan                                                     45%
-------------------------------------------  -------------------------------- ---------------------------- ------------
GKA Company Limited                          Hong Kong                                                 25%
-------------------------------------------  -------------------------------- ---------------------------- ------------
Noxso Corporation                            Virginia                                                23.1%
-------------------------------------------  -------------------------------- ---------------------------- ------------
Tarpon Investors, L.P.                       Delaware                                                      2
-------------------------------------------  -------------------------------- ---------------------------- ------------

Notes:

1    Limited partnership interests are owned by Gracoal, Inc. and Gracoal II,
     Inc.
2    Limited partnership interest is owned by Grace Tarpon Investors, Inc.